Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent events	Subsequent events
The Corporation entered into the Merger Agreement with SCH on October 5, 2020. Pursuant to the Merger Agreement, Asclepius Merger Sub Inc. was merged with and into the Corporation. Upon consummation of the business combination, the separate corporate existence of Merger Sub ceased, the Corporation survived and merged with and into SCH, and SCH was renamed Clover Health Investments, Corp.
The Business Combination will have a significant impact on our future reported financial position and results as a consequence of the reverse capitalization. The most significant change in Clover’s future reported financial position and results is an estimated net increase in cash (as compared to our consolidated balance sheet at December 31, 2020) of approximately $670.0 million. This redemption includes approximately $400.0 million in proceeds from a private placement (PIPE Investment) that was consummated substantially simultaneously with the Business Combination, offset by additional transaction costs incurred in connection with the Business Combination. The estimated transaction costs for the Business Combination are approximately $61.8 million, of which $29.0 million represents deferred underwriter fees related to SCH’s initial public offering.
The transaction closed on January 7, 2021, and the following day the Class A common stock and public warrants were listed on the Nasdaq Global Select Market (Nasdaq) under the symbols “CLOV” and “CLOVW” for trading in the public market.
The Corporation’s management has evaluated subsequent events for recognition and measurement purposes through June 9, 2021, which is the date the Consolidated Financial Statements were available to be issued. The Corporation has concluded that no additional events or transactions have occurred that may require adjustment to the Consolidated Financial Statements or disclosures.